SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 Date of report
                       (Date of earliest event reported):
                                  April 8, 2004



                                   Cosi, Inc.
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             (Exact name of registrant as specified in its charter)



             Delaware                    000-50052              06-1393745
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   (State or other jurisdiction       (Commission File       (I.R.S. Employer
        of incorporation)                 Number)          Identification No.)



        242 West 36th Street, New York, New York                  10018
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        (Address of principal executive offices)                (Zip Code)



               Registrant's telephone number, including area code
                                 (212) 653-1600




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         (Former name or former address, if changed since last report.)

Item 5.     Other Events and Required FD Disclosure.

      Jeffrey Stork and Greg Woolley resigned as directors of Cosi, Inc. (the "Company") effective April 8, 2004. Neither Mr. Stork nor Mr. Woolley provided a letter describing any disagreement on any matter relating to the operations, policies or practices of Cosi, Inc.

      On April 8, 2004, the Board of Directors of the Company (the "Board") elected Edna Morris, Mark Demilio and Garry Stock to fill three vacancies on the Board. Ms. Morris will serve on the Nominating/Corporate Governance Committee and Compensation Committee. Messrs. Demilio and Stock will serve on the Audit Committee.

      A copy of the press release announcing the resignations and election is attached hereto as Exhibit 99.1

Item 7(c).  Exhibits

99.1  Press Release of Cosi, Inc., dated as of April 12, 2004.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cosi, Inc.

Date:  April 12, 2004
                                         /s/ Kevin Armstrong
                                         --------------------------------
                                         Name: Kevin Armstrong
                                         Title: Chief Executive Officer

                                  EXHIBIT INDEX


                                                                 Paper (P) or
Exhibit No.       Description                                    Electronic (E)
-----------       -----------                                    --------------

   99.1           Press Release of Cosi, Inc.,                         E
                  dated as of April 12, 2004